UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-00032

American Funds Fundamental Investors

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Hong T. Le

American Funds Fundamental Investors

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Fundamental Investors® Annual report for the year ended December 31, 2020

Flexibility can help
uncover value in any
market environment

Fundamental Investors seeks long-term growth of capital and income.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For nearly 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

See page 4 for Class A share results with relevant sales charges deducted. For other share class results, visit capitalgroup.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit capitalgroup.com for more information.

The fund’s 30-day yield for Class A shares as of January 31, 2021, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 1.11%. The fund’s 12-month distribution rate for Class A shares as of that date was 1.40%. Both reflect the 5.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a long-term perspective

6	Investment portfolio

13	Financial statements

37	Board of trustees and other officers

Fellow investors:

For the 12 months ended December 31, 2020, Fundamental Investors rose 14.95%. This return includes reinvested dividends and capital gain distributions totaling $1.81 per share. Distributions include regular quarterly dividends totaling 68 cents per share, a 35 cents per share special dividend and long-term capital gain payments of 78 cents per share.

The fund’s results trailed its primary benchmark, the unmanaged S&P 500 Composite Index, a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, which climbed 18.40%.

While the fund’s results trailed the return of the S&P 500 in 2020, Fundamental Investors has outpaced the S&P 500 over its lifetime. Although the annual advantages may seem small, when compounded over longer time frames, they have translated into added wealth for long-term investors.

COVID-19 induced uncertainty, but the equity market rose to new highs

At the beginning of 2020, few people could have predicted the events that have led to this becoming one of the most unusual years in decades. The U.S. economy was in the longest period of sustained growth on record, unemployment levels were at 50-year lows and the stock market hit new record highs.

Within three months, the coronavirus-induced economic slowdown stretched across the U.S. and throughout the globe. Millions lost their jobs either permanently or for an extended period. The S&P 500 plunged more than 30% from its peak. The pandemic led some companies to experience dramatic declines in business or even close permanently, while others not only persevered, but thrived during the tumultuous environment.

While many areas of financial markets reeled from pandemic-induced slowdowns, other areas recovered as businesses and industries quickly adapted to the “new normal.” Many of the companies who were quick to adapt or offered products for the increasingly virtual environment reaped the benefits through higher revenues and share prices.

U.S. political uncertainty — largely tied to the 2020 presidential election — had an uneven impact across financial markets and, at times, led to certain stocks and sectors falling out of favor with investors. However, through all of this, the U.S. equity market, as measured by the S&P 500 Index, set new record highs throughout the second half of the year.

Results at a glance

For the 12-month period ended December 31, 2020, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since 8/1/78)[1]

Fundamental Investors (Class A shares)	14.95%	13.72%	12.47%	12.51%
Standard & Poor’s 500 Composite Index[2,3]	18.40	15.22	13.88	11.93

[1]	The date Capital Research and Management Company began managing the fund.
[2]	Source: S&P Dow Jones Indices.
[3]	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

Fundamental Investors	1

Largest equity holdings

Company	Percent of net assets
Microsoft Corp.	4.5%
Broadcom Inc.	4.3
Facebook, Inc.	2.7
Amazon.com, Inc.	2.5
Comcast Corp.	2.0
Alphabet Inc.	1.7
Netflix, Inc.	1.7
Philip Morris International Inc.	1.7
UnitedHealth Group Inc.	1.5
British American Tobacco PLC	1.4
Altria Group, Inc.	1.4
JPMorgan Chase & Co.	1.4
Taiwan Semiconductor Manufacturing Co., Ltd.	1.4
ASML Holdings	1.3
Charter Communications, Inc.	1.2
Advanced Micro Devices, Inc.	1.1
Honeywell International, Inc.	0.9
Pfizer, Inc.	0.9
CSX Corp.	0.9
Thermo Fisher Scientific, Inc.	0.9

Dividend-payers’ prospects changed dramatically

A relatively unique aspect of 2020’s market volatility was the dramatic change in prospects for dividend-paying companies across several sectors, rather than mostly financial companies, like during the 2008 global financial crisis. Dividend cuts or eliminations were especially prevalent in the energy sector. Companies needed to preserve capital and liquidity as pandemic-induced shutdowns caused sharp declines in business.

It’s with this backdrop that it’s important to emphasize that not all dividend payers are equal, and selectivity may be key when seeking income. Despite this challenging environment, Fundamental Investors’ dividend yield was held intact, even as the total dividends paid by the S&P 500 fell.

Highest convictions reflect the fund’s flexibility

The fund’s portfolio is carefully constructed using bottom-up, fundamental investment research that allows the fund to maintain high-conviction investments across a variety of industries. Eight of the fund’s 10 largest equity holdings contributed positively to the fund, although several lagged the broader market. Returns for Amazon (+76.26%), Netflix (+67.11%), Microsoft (+41.04%), Facebook (+33.09%), Broadcom (+37.94%), Alphabet (+30.99%) and UnitedHealth (+19.29%) outpaced the S&P 500, while Comcast (+16.52%) saw positive returns, but lagged the broader market. Shares of British American Tobacco (–12.70%) and Philip Morris (–2.70%) produced negative returns.

The fund’s top 20 holdings reflect long standing convictions, income-generating companies and once underappreciated businesses that managers felt were undervalued.

Netflix, Advanced Micro Devices and Honeywell are among the largest holdings in the fund, but just several years ago were absent from the portfolio. Other companies with longer track records in the fund such as Pfizer and CSX have become larger holdings as share prices increased and managers maintained their convictions.

Communication services and health care propelled returns, industrials lagged

Investments in communication services and health care companies were among those that contributed to the fund’s results relative to the S&P 500 Index. Meanwhile, industrials investments produced negative returns.

Periods of stay-at-home directives and indefinite work and school from home, as well as changing dynamics in the industry, helped propel shares of communications services companies higher. Netflix, Google-parent Alphabet and Comcast were among the portfolio’s holdings that benefited. Security selection in this sector was key, as the portfolio’s return meaningfully outpaced the S&P 500 sector.

Health care companies were less represented in the fund than in the index, but strategic investments helped relative returns. Shares of Regeneron (+28.66%) and UnitedHealth experienced sizable gains. Managers’ convictions in Regeneron’s scientific capabilities were rewarded, as the company was one of several pharmaceutical companies that reported positive results from antibody therapies to combat COVID-19.

2	Fundamental Investors

Investments in aerospace and defense firms, along with companies exposed to the severely impacted energy and airline industries, dragged on the fund’s industrial sector results.

The pandemic resulted in a dramatic drop in travel. Many airlines suspended or eliminated service, leading to a wave of delayed or canceled aircraft orders as well as reducing demand for parts and maintenance. Shares of French aircraft manufacturer Airbus (–25.13%) declined significantly.

Aligned with investor success

Despite the unprecedented nature of 2020, we believe Fundamental Investors continued to demonstrate the value of flexible fundamental investing, a long-term perspective and The Capital SystemSM. The fund’s ability to invest outside of the U.S. allows managers to pursue opportunities in market and industry leaders throughout the world, regardless of domicile. Approximately 20% of the portfolio’s holdings are domiciled outside of the U.S., about 4% higher than the 10-year average.

While the sharp decline in equities during the first quarter was painful for many investment portfolios, the volatility created investment opportunities. Particularly, the fund’s ability to invest in undervalued or underappreciated companies allowed managers to initiate positions in what they believe to be great investment opportunities at a discount. We believe that over longer periods, the market will more fairly value these companies, or these shares will appreciate over time.

In 2020, portfolio managers also found many opportunities to deploy some of the fund’s cash holdings. At the end of 2020, Fundamental Investors’ cash holdings were approximately 2%, the lowest level in over 10 years.

At Capital Group, we believe our multi-manager system helps investors pursue better outcomes. 2020 was a year of new beginnings in the fund as we named several new managers and celebrated the contributions of two others.

Three new portfolio managers were named in the fund during the past year, and each brings extensive experience as an investment analyst for the fund. Mathews Cherian, 17 years’ experience at Capital Group; Irfan Furniturewala, 20 years of experience at Capital Group; and Paul Benjamin, 15 years’ experience at Capital Group, assumed portfolio manager roles in 2020.

Mike Kerr, whose investment career spanned over 35 years with 20 of those years on Fundamental Investors, and Greg Johnson, with more than 25 years of experience, retired in 2020. We thank them for their contributions to the fund.

We thank you for your continued support and investment in Fundamental Investors.

Sincerely,

Mark L. Casey
Co-President

Brady L. Enright
Co-President

February 11, 2021

Fundamental Investors	3

The value of a long-term perspective

Average annual total returns based on a $1,000 investment
(for periods ended December 31, 2020)*

	1 year	5 years	10 years
Class A shares	8.35%	12.39%	11.80%

Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The total annual fund operating expense ratio is 0.61% for Class A shares as of the prospectus dated March 1, 2021 (unaudited).

$1,600,000
1,000,000
100,000
10,000
8,000
Year ended December 31
1978[6]
1979
1980
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.50% prior to July 1, 1988.
[3]	Includes reinvested dividends and reinvested capital gain distributions.
[4]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s 500 Composite Index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[5]	Includes reinvested capital gain distributions, but does not reflect income dividends taken in cash.
[6]	For the period August 1, 1978 (when Capital Research and Management Company became investment adviser), through December 31, 1978.

4	Fundamental Investors

How a hypothetical $10,000 investment has grown

The chart illustrates how a hypothetical $10,000 investment in the fund grew between August 1, 1978 — when Capital Research and Management Company became the investment adviser for Fundamental Investors — and December 31, 2020. The chart also shows how the unmanaged Standard & Poor’s 500 Composite Index fared over this same period.

Fundamental Investors	5

Investment portfolio December 31, 2020

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
United States	77.82%
Eurozone*	5.61
United Kingdom	3.64
Canada	2.32
Taiwan	1.44
Switzerland	.91
India	.81
Brazil	.69
Japan	.69
Other countries	3.94
Short-term securities & other assets less liabilities	2.13
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, France, Germany, Ireland, Italy, the Netherlands and Spain.

Common stocks 97.53%	Shares	Value (000)
Information technology 23.81%
Microsoft Corp.	23,203,942	$5,161,021
Broadcom Inc.	11,016,500	4,823,574
Taiwan Semiconductor Manufacturing Company, Ltd.[1]	73,743,000	1,385,003
Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	2,544,652	277,469
ASML Holding NV1	2,368,507	1,144,609
ASML Holding NV (New York registered) (ADR)	726,375	354,268
Advanced Micro Devices, Inc.[2]	14,351,091	1,316,139
Mastercard Inc., Class A	2,717,859	970,113
Apple Inc.	6,555,992	869,915
TE Connectivity Ltd.	5,153,553	623,941
Arista Networks, Inc.[2]	1,913,000	555,860
NortonLifeLock Inc.	25,632,049	532,634
RingCentral, Inc., Class A2	1,349,576	511,449
Intel Corp.	10,231,602	509,738
Autodesk, Inc.[2]	1,647,965	503,190
HubSpot, Inc.[2]	1,228,592	487,063
KLA Corp.	1,812,137	469,180
Fidelity National Information Services, Inc.	3,274,651	463,232
PayPal Holdings, Inc.[2]	1,975,138	462,577
Texas Instruments Inc.	2,766,887	454,129
Applied Materials, Inc.	4,843,167	417,965
FleetCor Technologies, Inc.[2]	1,474,528	402,295
Paychex, Inc.	3,803,021	354,365
Motorola Solutions, Inc.	2,035,546	346,165
SK hynix, Inc.[1]	3,135,100	342,972
Samsung Electronics Co., Ltd.[1]	4,568,381	341,429
Visa Inc., Class A	1,406,607	307,667
Square, Inc., Class A2	1,325,000	288,373
Ceridian HCM Holding Inc.[2]	2,644,404	281,788
Adobe Inc.[2]	433,965	217,035
Micron Technology, Inc.[2]	2,710,166	203,750
Dell Technologies Inc., Class C2	2,746,910	201,321
VeriSign, Inc.[2]	884,713	191,452
STMicroelectronics NV1	4,130,000	153,017
Cree, Inc.[2]	1,274,890	135,011
SAP SE1	907,709	119,281
MongoDB, Inc., Class A2	315,000	113,098
ServiceNow, Inc.[2]	204,627	112,633
Automatic Data Processing, Inc.	633,695	111,657
EPAM Systems, Inc.[2]	303,100	108,616
Smartsheet Inc., Class A2	1,548,000	107,261
Lam Research Corp.	213,422	100,793
NetApp, Inc.	1,498,514	99,262
ON Semiconductor Corp.[2]	2,792,811	91,409

6	Fundamental Investors

Common stocks (continued)	Shares	Value (000)
Information technology (continued)
Edenred SA1	1,582,671	$89,800
Amadeus IT Group SA, Class A, non-registered shares[1]	1,192,300	86,320
Shopify Inc., Class A, subordinate voting shares[2]	76,120	86,164
LiveRamp Holdings, Inc.[2]	1,139,660	83,412
Concentrix Corp.[2]	514,421	50,773
Snowflake Inc., Class A2,3	162,500	45,727
SYNNEX Corp.	514,421	41,894
Keyence Corp.[1]	65,900	37,087
Dolby Laboratories, Inc., Class A	379,700	36,880
		27,581,776

Health care 12.21%
UnitedHealth Group Inc.	5,070,347	1,778,069
Pfizer Inc.	29,786,536	1,096,442
Thermo Fisher Scientific Inc.	2,230,912	1,039,114
Regeneron Pharmaceuticals, Inc.[2]	1,937,879	936,209
Centene Corp.[2]	14,441,714	866,936
Eli Lilly and Company	3,115,110	525,955
Cigna Corp.	2,471,164	514,447
AstraZeneca PLC[1]	4,941,687	493,719
Allakos Inc.[2,4]	3,442,464	481,945
Molina Healthcare, Inc.[2]	2,178,238	463,268
Abbott Laboratories	4,038,553	442,181
Seagen Inc.[2]	2,009,800	351,996
Baxter International Inc.	4,245,000	340,619
Daiichi Sankyo Company, Ltd.[1]	9,451,200	323,991
Vertex Pharmaceuticals Inc.[2]	1,302,211	307,765
Bristol-Myers Squibb Co.	4,400,000	272,932
Gilead Sciences, Inc.	4,651,382	270,990
Ultragenyx Pharmaceutical Inc.[2]	1,874,939	259,548
ResMed Inc.	1,133,725	240,985
Merck & Co., Inc.	2,882,074	235,754
GW Pharmaceuticals PLC (ADR)[2,4]	2,000,000	230,820
Edwards Lifesciences Corp.[2]	2,429,703	221,662
Illumina, Inc.[2]	595,000	220,150
Humana Inc.	521,315	213,880
Novo Nordisk A/S, Class B1	2,540,140	177,671
Rede D’Or Sao Luiz SA2	12,348,000	162,367
Teva Pharmaceutical Industries Ltd. (ADR)[2]	16,740,428	161,545
GlaxoSmithKline PLC[1]	7,400,000	135,591
GlaxoSmithKline PLC (ADR)	399,550	14,703
Danaher Corp.	674,201	149,767
Roche Holding AG, nonvoting, non-registered shares[1]	340,000	118,629
Zimmer Biomet Holdings, Inc.	718,575	110,725
Twist Bioscience Corp.[2]	723,800	102,266
Anthem, Inc.	255,153	81,927
Incyte Corp.[2]	915,254	79,609
Galapagos NV (ADR)[2]	710,590	70,334
Notre Dame Intermédica Participações SA	4,645,000	70,057
Viatris Inc.[2]	3,600,223	67,468
Neurocrine Biosciences, Inc.[2]	688,245	65,968
Applied Molecular Transport Inc.[2,3,4]	2,130,060	65,542
AmerisourceBergen Corp.	566,063	55,338
Insulet Corp.[2]	207,050	52,928
Bluebird Bio, Inc.[2]	1,210,000	52,357
Mettler-Toledo International Inc.[2]	44,882	51,151
Oak Street Health, Inc.[2]	827,723	50,624
Cortexyme, Inc.[2,3]	1,084,854	30,137
Johnson & Johnson	172,000	27,069
Tandem Diabetes Care, Inc.[2]	249,823	23,903
Teladoc Health, Inc.[2]	94,893	18,975
Bausch Health Companies Inc.[2]	749,157	15,582
		14,141,610

Fundamental Investors	7

Common stocks (continued)	Shares	Value (000)
Communication services 11.87%
Facebook, Inc., Class A2	11,519,184	$3,146,580
Comcast Corp., Class A	44,271,415	2,319,822
Alphabet Inc., Class C2	876,370	1,535,295
Alphabet Inc., Class A2	276,257	484,179
Netflix, Inc.[2]	3,672,678	1,985,927
Charter Communications, Inc., Class A2	2,018,768	1,335,516
Walt Disney Company[2]	3,500,000	634,130
Activision Blizzard, Inc.	5,010,500	465,225
Sea Ltd., Class A (ADR)[2]	2,070,907	412,214
Twitter, Inc.[2]	3,890,000	210,644
Snap Inc., Class A2	4,036,875	202,126
Tencent Holdings Ltd.[1]	1,932,700	141,217
T-Mobile US, Inc.[2]	899,000	121,230
Verizon Communications Inc.	2,000,000	117,500
New York Times Co., Class A	2,121,000	109,804
JOYY Inc., Class A (ADR)[3]	1,363,466	109,050
Pinterest, Inc., Class A2	1,561,446	102,899
SoftBank Group Corp.[1]	1,298,300	101,677
HUYA, Inc. (ADR)[2,3]	4,549,740	90,676
Vivendi SA1	2,355,030	75,947
SoftBank Corp.[1]	3,615,200	45,323
		13,746,981

Financials 9.80%
JPMorgan Chase & Co.	13,126,849	1,668,029
The Blackstone Group Inc., Class A	12,359,429	801,015
Intercontinental Exchange, Inc.	5,052,507	582,504
CME Group Inc., Class A	3,118,680	567,756
BlackRock, Inc.	730,941	527,403
Truist Financial Corp.	10,009,957	479,777
HDFC Bank Ltd.[1,2]	22,825,000	449,606
KKR & Co. Inc.	10,709,411	433,624
Aon PLC, Class A	1,934,971	408,801
Citizens Financial Group, Inc.	11,411,628	408,080
Apollo Global Management, Inc., Class A	8,262,519	404,698
Sberbank of Russia PJSC (ADR)[1]	23,573,033	339,826
Kotak Mahindra Bank Ltd.[1,2]	11,047,770	302,341
Chubb Ltd.	1,923,117	296,006
Synchrony Financial	8,175,800	283,782
Bank of America Corp.	9,300,000	281,883
AIA Group Ltd.[1]	22,455,200	276,596
Citigroup Inc.	4,100,000	252,806
Moody’s Corp.	828,711	240,525
Marsh & McLennan Companies, Inc.	2,044,236	239,176
First Republic Bank	1,523,981	223,919
Arthur J. Gallagher & Co.	1,666,425	206,153
Arch Capital Group Ltd.[2]	5,689,250	205,211
Cannae Holdings, Inc.[2]	4,176,585	184,897
S&P Global Inc.	503,301	165,450
Zurich Insurance Group AG1	356,827	151,238
Capital One Financial Corp.	1,453,365	143,665
Discover Financial Services	1,585,863	143,568
Travelers Companies, Inc.	817,810	114,796
Hong Kong Exchanges and Clearing Ltd.[1]	1,490,400	81,973
Ares Management Corp., Class A	1,719,987	80,925
Ping An Insurance (Group) Company of China, Ltd., Class H1	6,441,000	79,115
PNC Financial Services Group, Inc.	449,494	66,975
Brookfield Asset Management Inc., Class A	1,273,567	52,560
London Stock Exchange Group PLC[1]	401,300	49,466
Toronto-Dominion Bank (CAD denominated)	809,876	45,759
Willis Towers Watson PLC	180,797	38,090
Progressive Corp.	341,316	33,749
Bank of Nova Scotia (CAD denominated)	599,326	32,394
		11,344,137

8	Fundamental Investors

Common stocks (continued)	Shares	Value (000)
Consumer discretionary 9.75%
Amazon.com, Inc.[2]	905,011	$2,947,557
Restaurant Brands International Inc.	11,385,234	695,752
Prosus NV1	6,363,138	684,504
Booking Holdings Inc.[2]	276,977	616,903
Evolution Gaming Group AB1	5,459,244	553,492
Dollar General Corp.	2,446,207	514,437
Target Corp.	2,798,020	493,934
Home Depot, Inc.	1,657,485	440,261
Domino’s Pizza, Inc.	1,135,317	435,349
Flutter Entertainment PLC (GBP denominated)[1]	1,318,017	272,882
Flutter Entertainment PLC (EUR denominated)[1]	644,757	132,067
LVMH Moët Hennessy-Louis Vuitton SE1,3	620,632	387,790
Industria de Diseño Textil, SA1	10,781,400	343,300
NIKE, Inc., Class B	2,393,700	338,637
Marriott International, Inc., Class A	1,815,068	239,444
Galaxy Entertainment Group Ltd.[1]	23,101,000	179,682
Peloton Interactive, Inc., Class A2	1,173,000	177,968
Burlington Stores, Inc.[2]	670,000	175,238
Wynn Resorts, Ltd.	1,398,128	157,751
TJX Companies, Inc.	2,124,020	145,049
Las Vegas Sands Corp.	2,330,571	138,902
Trainline PLC[1,2]	20,802,379	132,175
Five Below, Inc.[2]	604,320	105,744
YUM! Brands, Inc.	950,000	103,132
Entain PLC[1,2]	6,370,000	98,879
Kering SA1	129,855	94,404
THG Holdings PLC[1,2]	7,358,370	78,572
Darden Restaurants, Inc.	650,468	77,484
Floor & Decor Holdings, Inc., Class A2	799,101	74,197
Cie. Financière Richemont SA, Class A1	790,000	71,386
Alibaba Group Holding Ltd.[1,2]	2,324,700	67,922
Airbnb, Inc., Class A2	459,100	67,396
Carvana Co., Class A2	278,300	66,664
Shop Apotheke Europe NV, non-registered shares[1,2]	356,940	64,638
Aramark	1,618,179	62,268
MercadoLibre, Inc.[2]	35,000	58,633
		11,294,393

Industrials 9.23%
Honeywell International Inc.	5,160,382	1,097,613
CSX Corp.	11,736,433	1,065,081
TransDigm Group Inc.[2]	1,678,029	1,038,448
Parker-Hannifin Corp.	2,859,455	778,944
Deere & Company	2,407,291	647,682
Airbus SE, non-registered shares[1,2]	5,014,226	550,810
Union Pacific Corp.	2,575,676	536,307
Safran SA1,2	3,077,006	436,382
Norfolk Southern Corp.	1,804,017	428,653
Northrop Grumman Corp.	1,333,415	406,318
Raytheon Technologies Corp.	5,457,848	390,291
Emerson Electric Co.	3,945,560	317,105
Nidec Corp.[1]	2,272,000	286,261
Caterpillar Inc.	1,563,388	284,568
Lockheed Martin Corp.	581,250	206,332
Waste Connections, Inc.	1,974,008	202,474
ABB Ltd.[1]	7,037,194	196,840
PACCAR Inc.	2,214,802	191,093
Boeing Company	826,000	176,814
Carrier Global Corp.	4,649,517	175,380
Experian PLC[1]	4,204,466	160,211
Waste Management, Inc.	1,072,189	126,443
L3Harris Technologies, Inc.	661,809	125,095
BWX Technologies, Inc.	1,774,165	106,947
MTU Aero Engines AG1	357,530	93,155
Lifco AB, Class B1	874,186	83,816
AMETEK, Inc.	603,650	73,005
IMCD NV1	499,438	63,458
Armstrong World Industries, Inc.	825,126	61,381

Fundamental Investors	9

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Equifax Inc.	281,078	$54,203
United Rentals, Inc.[2]	219,787	50,971
TFI International Inc. (CAD denominated)	948,000	48,804
ASSA ABLOY AB, Class B1	1,748,876	43,016
Rexnord Corp.	1,000,000	39,490
HEICO Corp.	292,760	38,761
Sweco AB, Class B, non-registered shares[1]	1,801,653	33,064
DSV Panalpina A/S1	194,780	32,597
Uber Technologies, Inc.[2]	492,000	25,092
Westinghouse Air Brake Technologies Corp.	305,036	22,329
		10,695,234

Consumer staples 8.81%
Philip Morris International Inc.	23,310,447	1,929,872
British American Tobacco PLC[1]	43,343,409	1,612,154
British American Tobacco PLC (ADR)	1,677,113	62,875
Altria Group, Inc.	40,832,312	1,674,125
Conagra Brands, Inc.	18,076,983	655,471
Keurig Dr Pepper Inc.	16,985,603	543,539
Nestlé SA1	4,345,733	511,618
Colgate-Palmolive Company	5,027,743	429,922
Mondelez International, Inc.	6,557,621	383,424
Constellation Brands, Inc., Class A	1,648,334	361,068
Walmart Inc.	2,367,336	341,252
Costco Wholesale Corp.	781,309	294,382
Reckitt Benckiser Group PLC (ADR)[3]	6,034,118	109,338
Reckitt Benckiser Group PLC[1]	1,190,149	106,442
Anheuser-Busch InBev SA/NV1	3,078,967	215,166
Archer Daniels Midland Company	4,195,504	211,495
Procter & Gamble Company	950,000	132,183
Kellogg Co.	2,100,000	130,683
ITC Ltd.[1]	38,035,066	108,936
Unilever PLC[1]	1,797,977	108,234
Estée Lauder Companies Inc., Class A	400,000	106,476
Kraft Heinz Company	2,066,977	71,641
Church & Dwight Co., Inc.	649,146	56,625
General Mills, Inc.	686,028	40,339
		10,197,260

Materials 5.38%
Vale SA, ordinary nominative (ADR)	21,416,266	358,937
Vale SA, ordinary nominative	12,174,000	204,962
Grupo México, SAB de CV, Series B	119,606,418	505,605
Eastman Chemical Company	4,912,057	492,581
Dow Inc.	8,294,374	460,338
Westlake Chemical Corp.	5,505,000	449,208
LyondellBasell Industries NV	4,340,053	397,809
Barrick Gold Corp.	17,451,706	397,550
Linde PLC	1,460,325	384,810
First Quantum Minerals Ltd.	18,393,678	330,188
Rio Tinto PLC[1]	4,046,695	302,789
Franco-Nevada Corp.	2,298,000	288,130
Wheaton Precious Metals Corp.	6,566,612	274,091
Corteva, Inc.	6,900,000	267,168
Royal Gold, Inc.	2,280,999	242,607
Sherwin-Williams Company	222,000	163,150
Nucor Corp.	2,897,028	154,093
BHP Group PLC[1]	4,885,524	128,752
PPG Industries, Inc.	660,157	95,208
Packaging Corp. of America	687,000	94,744
Air Products and Chemicals, Inc.	325,242	88,863
Asian Paints Ltd.[1]	2,142,500	81,235
CCL Industries Inc., Class B, nonvoting shares	1,160,694	52,696
Koninklijke DSM NV1	90,000	15,504
		6,231,018

10	Fundamental Investors

Common stocks (continued)	Shares	Value (000)
Utilities 3.07%
Enel SpA[1]	100,183,296	$1,011,687
AES Corp.	23,192,748	545,030
Xcel Energy Inc.	5,743,133	382,895
DTE Energy Company	2,951,723	358,369
Ørsted AS1	1,689,900	345,626
American Electric Power Company, Inc.	2,694,692	224,387
Sempra Energy	1,728,667	220,249
Exelon Corp.	3,554,709	150,080
CenterPoint Energy, Inc.	5,886,200	127,377
CMS Energy Corp.	1,995,484	121,745
Iberdrola, SA, non-registered shares[1]	2,954,600	42,255
Brookfield Infrastructure Partners LP	575,000	28,450
		3,558,150

Energy 2.25%
ConocoPhillips	10,598,820	423,847
BP PLC[1]	108,427,088	373,505
BP PLC (ADR)	998,876	20,497
Canadian Natural Resources, Ltd. (CAD denominated)	15,506,929	372,658
Valero Energy Corp.	6,424,700	363,445
Chevron Corp.	3,943,097	332,995
EOG Resources, Inc.	4,702,201	234,499
Exxon Mobil Corp.	4,000,000	164,880
Baker Hughes Co., Class A	7,493,869	156,247
Cabot Oil & Gas Corp.	4,905,000	79,853
Equitrans Midstream Corp.	5,732,368	46,088
Cimarex Energy Co.	948,507	35,579
		2,604,093

Real estate 1.35%
Crown Castle International Corp. REIT	3,204,170	510,072
Equinix, Inc. REIT	465,646	332,555
Gaming and Leisure Properties, Inc. REIT	5,365,345	227,491
American Tower Corp. REIT	702,030	157,578
AvalonBay Communities, Inc. REIT	908,794	145,798
KE Holdings Inc., Class A (ADR)[2]	986,393	60,702
Shimao Group Holdings Ltd.[1]	14,598,000	46,671
Digital Realty Trust, Inc. REIT	233,500	32,575
Brookfield Property Partners LP	1,900,000	27,493
K-Fast Holding AB, Class B1,2	520,385	16,846
		1,557,781

Total common stocks (cost: $65,756,439,000)		112,952,433

Preferred securities 0.03%
Information technology 0.03%
Samsung Electronics Co., Ltd., nonvoting preferred shares[1]	500,000	33,941

Total preferred securities (cost: $14,544,000)		33,941

Rights & warrants 0.00%
Consumer discretionary 0.00%
Cie. Financière Richemont SA, Class A, warrants, expire 2023[2]	180,190	47

Total rights & warrants (cost: $0)		47

Convertible stocks 0.31%
Information technology 0.17%
Broadcom Inc., Series A, cumulative convertible preferred shares, 8.00% 2022	141,713	201,583

Utilities 0.07%
American Electric Power Company, Inc., convertible preferred units, 6.125% 2023	1,001,281	50,695
NextEra Energy, Inc., convertible preferred units, 6.219% 2023	612,000	31,438
		82,133

Fundamental Investors	11

Convertible stocks (continued)	Shares	Value (000)
Financials 0.07%
KKR & Co. Inc., Series C, convertible preferred shares, 6.00%	1,272,448	$76,703

Total convertible stocks (cost: $290,026,000)		360,419

Short-term securities 2.08%
Money market investments 2.08%
Capital Group Central Cash Fund 0.12%[4,5]	23,612,636	2,361,500
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.02%[5,6]	50,262,710	50,263

Total short-term securities (cost: $2,411,359,000)		2,411,763
Total investment securities 99.95% (cost: $68,472,368,000)		115,758,603
Other assets less liabilities 0.05%		61,866

Net assets 100.00%		$115,820,469

Investments in affiliates4

	Value of affiliates at 1/1/2020 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 12/31/2020 (000)	Dividend income (000)
Common stocks 0.67%
Health care 0.67%
Allakos Inc.[2]	$118,714	$156,170	$259	$57	$207,263	$481,945	$—
GW Pharmaceuticals PLC (ADR)[2]	—	235,504	170	7	(4,521)	230,820	—
Applied Molecular Transport Inc.[2,3]	—	65,296	—	—	246	65,542	—
						778,307
Industrials 0.00%
Armstrong World Industries, Inc.[7]	205,513	18,859	109,365	(27,119)	(26,507)	—	1,562
Total common stocks						778,307
Short-term securities 2.04%
Money market investments 2.04%
Capital Group Central Cash Fund 0.12%[5]	2,797,333	19,290,605	19,728,178	4,038	(2,298)	2,361,500	22,513
Total 2.71%				$(23,017)	$174,183	$3,139,807	$24,075

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $17,246,108,000, which represented 14.89% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	All or a portion of this security was on loan. The total value of all such securities was $62,180,000, which represented .05% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[4]	Affiliate of the fund or part of the same group of investment companies as the fund, in each case as defined under the Investment Company Act of 1940.
[5]	Rate represents the seven-day yield at 12/31/2020.
[6]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[7]	Unaffiliated issuer at 12/31/2020.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

EUR = Euros

GBP = British pounds

See notes to financial statements.

12	Fundamental Investors

Financial statements

Statement of assets and liabilities at December 31, 2020	(dollars in thousands)

Assets:
Investment securities, at value (includes $62,180 of investment securities on loan):
Unaffiliated issuers (cost: $65,545,166)	$112,618,796
Affiliated issuers (cost: $2,927,202)	3,139,807	$115,758,603
Cash		33,772
Cash denominated in currencies other than U.S. dollars (cost: $29,490)		30,199
Cash collateral received for securities on loan		5,585
Receivables for:
Sales of investments	25,856
Sales of fund’s shares	87,668
Dividends	172,770
Securities lending income	117
Other	1,191	287,602
		116,115,761
Liabilities:
Collateral for securities on loan		55,848
Payables for:
Purchases of investments	29,226
Repurchases of fund’s shares	122,967
Investment advisory services	23,221
Services provided by related parties	22,522
Trustees’ deferred compensation	4,148
Non-U.S. taxes	36,381
Other	979	239,444
Net assets at December 31, 2020		$115,820,469

Net assets consist of:
Capital paid in on shares of beneficial interest		$65,024,303
Total distributable earnings		50,796,166
Net assets at December 31, 2020		$115,820,469

See notes to financial statements.

Fundamental Investors	13

Statement of assets and liabilities
at December 31, 2020 (continued)

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (1,675,663 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$60,571,733	876,008		$69.15
Class C	1,671,107	24,299		68.77
Class T	12	—	*	69.12
Class F-1	2,521,586	36,491		69.10
Class F-2	11,567,282	167,382		69.11
Class F-3	8,288,036	119,931		69.11
Class 529-A	3,218,887	46,636		69.02
Class 529-C	144,235	2,088		69.09
Class 529-E	96,022	1,393		68.96
Class 529-T	16	—	*	69.13
Class 529-F-1	11	—	*	68.95
Class 529-F-2	231,340	3,346		69.14
Class 529-F-3	12	—	*	69.13
Class R-1	112,685	1,639		68.77
Class R-2	729,420	10,617		68.70
Class R-2E	99,065	1,441		68.75
Class R-3	1,851,456	26,850		68.96
Class R-4	1,847,453	26,785		68.97
Class R-5E	417,905	6,057		68.99
Class R-5	1,252,669	18,104		69.19
Class R-6	21,199,537	306,596		69.14

*	Amount less than one thousand.

See notes to financial statements.

14	Fundamental Investors

Financial statements (continued)

Statement of operations for the year ended December 31, 2020	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $38,664; also includes $24,075 from affiliates)	$2,125,509
Interest	11,978
Securities lending income (net of fees)	160	$2,137,647
Fees and expenses*:
Investment advisory services	246,180
Distribution services	182,399
Transfer agent services	71,295
Administrative services	30,613
Reports to shareholders	2,815
Registration statement and prospectus	1,906
Trustees’ compensation	1,082
Auditing and legal	347
Custodian	3,781
Other	2,154
Total fees and expenses before reimbursement	542,572
Less reimbursement of fees and expenses:
Transfer agent services reimbursement	— †
Total fees and expenses after reimbursement		542,572
Net investment income		1,595,075

Net realized gain and unrealized appreciation:
Net realized gain (loss) on:
Investments:
Unaffiliated issuers	3,768,819
Affiliated issuers	(23,017)
In-kind redemptions	55,347
Currency transactions	(18,281)	3,782,868
Net unrealized appreciation on:
Investments (net of non-U.S. taxes of $32,442):
Unaffiliated issuers	9,299,679
Affiliated issuers	174,183
Currency translations	1,133	9,474,995
Net realized gain and unrealized appreciation		13,257,863

Net increase in net assets resulting from operations		$14,852,938

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.
†	Amount less than one thousand.

See notes to financial statements.

Fundamental Investors	15

Financial statements (continued)

Statements of changes in net assets
(dollars in thousands)

	Year ended December 31,
	2020	2019
Operations:
Net investment income	$1,595,075	$1,714,614
Net realized gain	3,782,868	6,292,213
Net unrealized appreciation	9,474,995	16,154,786
Net increase in net assets resulting from operations	14,852,938	24,161,613

Distributions paid to shareholders	(3,132,095)	(7,671,101)

Net capital share transactions	(4,417,779)	3,796,000

Total increase in net assets	7,303,064	20,286,512

Net assets:
Beginning of year	108,517,405	88,230,893
End of year	$115,820,469	$108,517,405

See notes to financial statements.

16	Fundamental Investors

Notes to financial statements

1. Organization

American Funds Fundamental Investors (the “trust”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued one series of shares, Fundamental Investors (the “fund”). The fund seeks long-term growth of capital and income.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75% for Class A; up to 3.50% for Class 529-A1	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years[2]
Class 529-E	None	None	None
Classes T and 529-T3	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
[1]	Prior to June 30, 2020, the initial sales charge was up to 5.75% for Class 529-A purchases.
[2]	Prior to June 30, 2020, Class C converted to Class F-1 and Class 529-C converted to Class 529-A after ten years.
[3]	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP“). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

Fundamental Investors	17

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

In-kind redemptions — The fund normally redeems shares in cash; however, under certain conditions and circumstances, payment of the redemption price wholly or partly with portfolio securities or other fund assets may be permitted. A redemption of shares in-kind is based upon the closing value of the shares being redeemed as of the trade date. Realized gains/losses resulting from redemptions of shares in-kind are reflected separately in the fund’s statement of operations.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange

18	Fundamental Investors

Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of December 31, 2020 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$23,882,258	$3,699,518	$—	$27,581,776
Health care	12,892,009	1,249,601	—	14,141,610
Communication services	13,382,817	364,164	—	13,746,981
Financials	9,613,976	1,730,161	—	11,344,137
Consumer discretionary	8,132,700	3,161,693	—	11,294,393
Industrials	8,715,624	1,979,610	—	10,695,234
Consumer staples	7,534,710	2,662,550	—	10,197,260
Materials	5,702,738	528,280	—	6,231,018
Utilities	2,158,582	1,399,568	—	3,558,150
Energy	2,230,588	373,505	—	2,604,093
Real estate	1,494,264	63,517	—	1,557,781
Preferred securities	—	33,941	—	33,941
Rights & warrants	47	—	—	47
Convertible stocks	360,419	—	—	360,419
Short-term securities	2,411,763	—	—	2,411,763
Total	$98,512,495	$17,246,108	$—	$115,758,603

Fundamental Investors	19

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Securities lending — The fund has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

20	Fundamental Investors

Securities lending transactions are entered into by the fund under a securities lending agent agreement with the lending agent. The lending agent facilitates the exchange of securities between the fund and approved borrowers, ensures that securities loans are properly coordinated and documented, marks-to-market the value of collateral daily, secures additional collateral from a borrower if it falls below preset terms, and may reinvest cash collateral on behalf of the fund according to agreed parameters. The lending agent provides indemnification to the fund against losses resulting from a borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if a borrower fails to return securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote. A borrower is obligated to return loaned securities at the conclusion of a loan or, during the pendency of a loan, on demand from the fund.

As of December 31, 2020, the total value of securities on loan was $62,180,000, and the total value of collateral received was $67,866,000. Collateral received includes cash of $55,848,000 and U.S. government securities of $12,018,000. Investment securities purchased from cash collateral are disclosed in the investment portfolio as short-term securities. Securities received as collateral, if any, are not recognized as fund assets. The contractual maturity of cash collateral received under the securities lending agreement is classified as overnight and continuous.

Collateral — The fund receives highly liquid assets, such as cash or U.S. government securities, as collateral in exchange for lending investment securities. The purpose of the collateral is to cover potential losses that could occur in the event the borrower cannot meet its contractual obligation. The lending agent may reinvest cash collateral from securities lending transactions according to agreed parameters. Cash collateral reinvested by the lending agent, if any, is disclosed in the fund’s investment portfolio.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended December 31, 2020, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. During the year ended December 31, 2020, the fund recognized $34,677,000 in reclaims (net of fees and the effect of realized gain or loss from currency translations) and $11,537,000 in interest related to European court rulings, which is included in dividend income and interest income, respectively, in the fund’s statement of operations. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase and unrealized appreciation of certain investments in securities outside the U.S.. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Fundamental Investors	21

During the year ended December 31, 2020, the fund reclassified $210,096,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of December 31, 2020, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$164,207
Undistributed long-term capital gains	3,505,019
Gross unrealized appreciation on investments	47,828,053
Gross unrealized depreciation on investments	(666,421)
Net unrealized appreciation on investments	47,161,632
Cost of investments	68,596,971

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended December 31, 2020						Year ended December 31, 2019
Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income		Long-term capital gains	Total distributions paid
Class A	$902,306		$690,446		$1,592,752		$825,499		$3,156,847	$3,982,346
Class C	14,955		23,616		38,571		15,859		116,925	132,784
Class T	—	*	—	*	—	*	—	*	1	1
Class F-1	38,141		30,455		68,596		39,438		155,470	194,908
Class F-2	193,513		129,288		322,801		177,322		602,873	780,195
Class F-3	145,972		93,395		239,367		127,770		418,682	546,452
Class 529-A	45,940		34,880		80,820		39,232		156,084	195,316
Class 529-C	1,485		3,945		5,430		2,490		19,773	22,263
Class 529-E	1,235		1,140		2,375		1,123		5,221	6,344
Class 529-T	—	*	—	*	—	*	—	*	1	1
Class 529-F-1	1,930		2,506		4,436		3,057		10,659	13,716
Class 529-F-2†	1,814		—		1,814
Class 529-F-3†	—	*	—		—	*
Class R-1	950		1,557		2,507		1,002		7,612	8,614
Class R-2	6,137		8,709		14,846		5,514		41,384	46,898
Class R-2E	1,097		1,167		2,264		910		5,056	5,966
Class R-3	23,128		22,756		45,884		23,675		112,751	136,426
Class R-4	28,378		22,602		50,980		29,564		111,644	141,208
Class R-5E	6,904		4,744		11,648		5,800		20,720	26,520
Class R-5	22,874		15,677		38,551		24,473		76,552	101,025
Class R-6	371,495		236,958		608,453		313,476		1,016,642	1,330,118
Total	$1,808,254		$1,323,841		$3,132,095		$1,636,204		$6,034,897	$7,671,101

*	Amount less than one thousand.
†	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.390% on the first $1 billion of daily net assets and decreasing to 0.229% on such assets in excess of $89 billion. For the year ended December 31, 2020, the investment advisory services fee was $246,180,000, which was equivalent to an annualized rate of 0.241% of average daily net assets.

22	Fundamental Investors

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of December 31, 2020, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders. For the year ended December 31, 2020, CRMC reimbursed transfer agent services fees of less than $1,000 for Class 529-F-3 shares. CRMC does not intend to recoup this reimbursement.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

Fundamental Investors	23

For the year ended December 31, 2020, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services		Transfer agent services		Administrative services		529 plan services
Class A	$131,037		$45,100		$15,981		Not applicable
Class C	16,708		1,447		508		Not applicable
Class T	—		—	*	—	*	Not applicable
Class F-1	5,979		2,981		722		Not applicable
Class F-2	Not applicable		10,693		3,016		Not applicable
Class F-3	Not applicable		519		2,160		Not applicable
Class 529-A	6,405		2,095		823		$1,690
Class 529-C	2,188		188		68		140
Class 529-E	423		32		26		53
Class 529-T	—		—	*	—	*	—	*
Class 529-F-1	—	*	119		47		97
Class 529-F-2†	Not applicable		22		11		22
Class 529-F-3†	Not applicable		—	*	—	*	—	*
Class R-1	1,162		126		35		Not applicable
Class R-2	4,954		2,281		198		Not applicable
Class R-2E	531		178		27		Not applicable
Class R-3	8,674		2,598		520		Not applicable
Class R-4	4,338		1,722		521		Not applicable
Class R-5E	Not applicable		537		110		Not applicable
Class R-5	Not applicable		588		356		Not applicable
Class R-6	Not applicable		69		5,484		Not applicable
Total class-specific expenses	$182,399		$71,295		$30,613		$2,002

*	Amount less than one thousand.
†	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $1,082,000 in the fund’s statement of operations reflects $533,000 in current fees (either paid in cash or deferred) and a net increase of $549,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased securities from, and sold securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended December 31, 2020, the fund engaged in such purchase and sale transactions with related funds in the amounts of $2,138,580,000 and $1,649,082,000, respectively, which generated $245,127,000 of net realized losses from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended December 31, 2020.

24	Fundamental Investors

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]			Reinvestments of distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2020

Class A	$3,693,583	63,532		$1,564,823		26,638		$(7,476,986)	(128,585)	$(2,218,580)	(38,415)
Class C	194,230	3,386		38,353		652		(768,266)	(13,162)	(535,683)	(9,124)
Class T	—	—		—		—		—	—	—	—
Class F-1	219,773	3,791		67,464		1,155		(761,519)	(13,157)	(474,282)	(8,211)
Class F-2	2,368,919	40,342		312,251		5,335		(3,041,000)	(52,827)	(359,830)	(7,150)
Class F-3	1,408,140	24,069		237,677		4,065		(1,777,869)	(30,698)	(132,052)	(2,564)
Class 529-A	416,367	7,016		80,801		1,373		(426,980)	(7,143)	70,188	1,246
Class 529-C	24,042	409		5,427		94		(240,423)	(4,071)	(210,954)	(3,568)
Class 529-E	7,485	126		2,374		41		(17,205)	(289)	(7,346)	(122)
Class 529-T	—	—		—	[2]	—	[2]	—	—	— [2]	— [2]
Class 529-F-1	31,453	542		4,436		80		(224,413)	(3,785)	(188,524)	(3,163)
Class 529-F-2[3]	204,994	3,419		1,814		26		(6,653)	(99)	200,155	3,346
Class 529-F-3[3]	10	—	[2]	—	[2]	—	[2]	—	—	10	— [2]
Class R-1	13,558	240		2,513		43		(48,037)	(794)	(31,966)	(511)
Class R-2	118,650	2,032		14,841		251		(210,277)	(3,587)	(76,786)	(1,304)
Class R-2E	19,697	341		2,263		39		(24,268)	(409)	(2,308)	(29)
Class R-3	234,556	4,009		45,820		780		(595,894)	(10,053)	(315,518)	(5,264)
Class R-4	221,075	3,797		50,965		872		(573,960)	(9,727)	(301,920)	(5,058)
Class R-5E	82,456	1,390		11,646		199		(97,877)	(1,659)	(3,775)	(70)
Class R-5	128,184	2,165		38,534		661		(390,008)	(6,533)	(223,290)	(3,707)
Class R-6	2,683,376	47,347		606,137		10,355		(2,894,831)	(48,648)	394,682	9,054
Total net increase (decrease)	$12,070,548	207,953		$3,088,139		52,659		$(19,576,466)	(335,226)	$(4,417,779)	(74,614)

Year ended December 31, 2019

Class A	$2,989,256	50,851		$3,915,068		64,266		$(5,948,240)	(100,408)	$956,084	14,709
Class C	205,991	3,531		131,826		2,172		(624,128)	(10,667)	(286,311)	(4,964)
Class T	—	—		—		—		—	—	—	—
Class F-1	364,116	6,223		191,924		3,152		(570,891)	(9,677)	(14,851)	(302)
Class F-2	2,259,826	38,491		754,040		12,387		(2,477,893)	(41,907)	535,973	8,971
Class F-3	1,805,542	30,611		542,040		8,902		(1,261,328)	(21,244)	1,086,254	18,269
Class 529-A	255,240	4,327		195,208		3,209		(370,282)	(6,279)	80,166	1,257
Class 529-C	34,820	593		22,254		365		(107,220)	(1,823)	(50,146)	(865)
Class 529-E	6,718	114		6,342		104		(16,137)	(275)	(3,077)	(57)
Class 529-T	—	—		1		—	[2]	—	—	1	— [2]
Class 529-F-1	38,637	656		13,710		225		(33,622)	(571)	18,725	310
Class R-1	13,897	238		8,563		141		(40,618)	(690)	(18,158)	(311)
Class R-2	114,821	1,969		46,854		772		(202,342)	(3,471)	(40,667)	(730)
Class R-2E	25,495	440		5,966		98		(18,579)	(317)	12,882	221
Class R-3	239,674	4,103		136,267		2,242		(604,921)	(10,292)	(228,980)	(3,947)
Class R-4	225,579	3,859		141,194		2,326		(609,728)	(10,367)	(242,955)	(4,182)
Class R-5E	109,387	1,859		26,518		437		(62,175)	(1,051)	73,730	1,245
Class R-5	108,641	1,847		100,982		1,660		(416,578)	(7,035)	(206,955)	(3,528)
Class R-6	2,308,441	39,703		1,330,072		21,838		(1,514,228)	(25,391)	2,124,285	36,150
Total net increase (decrease)	$11,106,081	189,415		$7,568,829		124,296		$(14,878,910)	(251,465)	$3,796,000	62,246

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $46,610,986,000 and $52,227,685,000, respectively, during the year ended December 31, 2020.

Fundamental Investors	25

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class A:
12/31/2020	$62.02	$.89	$8.05	$8.94	$(1.03)	$(.78)	$(1.81)	$69.15	14.95%	$60,572		.61%		.61%		1.48%
12/31/2019	52.29	.98	13.30	14.28	(.94)	(3.61)	(4.55)	62.02	27.61	56,715		.61		.61		1.65
12/31/2018	62.21	1.01	(5.19)	(4.18)	(.99)	(4.75)	(5.74)	52.29	(6.60)	47,045		.59		.59		1.61
12/31/2017	54.44	.93	11.65	12.58	(.91)	(3.90)	(4.81)	62.21	23.37	53,885		.60		.60		1.55
12/31/2016	50.71	.87	5.43	6.30	(.87)	(1.70)	(2.57)	54.44	12.54	47,308		.61		.61		1.68
Class C:
12/31/2020	61.66	.45	8.01	8.46	(.57)	(.78)	(1.35)	68.77	14.08	1,671		1.35		1.35		.76
12/31/2019	52.00	.52	13.23	13.75	(.48)	(3.61)	(4.09)	61.66	26.66	2,061		1.37		1.37		.89
12/31/2018	61.88	.50	(5.15)	(4.65)	(.48)	(4.75)	(5.23)	52.00	(7.35)	1,996		1.39		1.39		.81
12/31/2017	54.18	.45	11.58	12.03	(.43)	(3.90)	(4.33)	61.88	22.37	2,535		1.40		1.40		.75
12/31/2016	50.48	.45	5.40	5.85	(.45)	(1.70)	(2.15)	54.18	11.64	2,426		1.41		1.41		.87
Class T:
12/31/2020	62.02	1.04	8.02	9.06	(1.18)	(.78)	(1.96)	69.12	15.22 [5]	—	[6]	.36	[5]	.36	[5]	1.74	[5]
12/31/2019	52.28	1.12	13.32	14.44	(1.09)	(3.61)	(4.70)	62.02	27.95 [5]	—	[6]	.37	[5]	.37	[5]	1.90	[5]
12/31/2018	62.20	1.14	(5.19)	(4.05)	(1.12)	(4.75)	(5.87)	52.28	(6.41)[5]	—	[6]	.38	[5]	.38	[5]	1.82	[5]
12/31/2017[7,8]	57.85	.81	8.30	9.11	(.86)	(3.90)	(4.76)	62.20	15.96 [5,9]	—	[6]	.39	[5,10]	.39	[5,10]	1.80	[5,10]
Class F-1:
12/31/2020	61.98	.87	8.03	8.90	(1.00)	(.78)	(1.78)	69.10	14.89	2,522		.65		.65		1.45
12/31/2019	52.26	.94	13.29	14.23	(.90)	(3.61)	(4.51)	61.98	27.53	2,771		.66		.66		1.60
12/31/2018	62.17	.96	(5.18)	(4.22)	(.94)	(4.75)	(5.69)	52.26	(6.67)	2,352		.67		.67		1.52
12/31/2017	54.41	.88	11.65	12.53	(.87)	(3.90)	(4.77)	62.17	23.27	2,970		.67		.67		1.47
12/31/2016	50.69	.83	5.42	6.25	(.83)	(1.70)	(2.53)	54.41	12.45	2,688		.68		.68		1.61
Class F-2:
12/31/2020	62.00	1.02	8.03	9.05	(1.16)	(.78)	(1.94)	69.11	15.20	11,567		.39		.39		1.71
12/31/2019	52.27	1.10	13.30	14.40	(1.06)	(3.61)	(4.67)	62.00	27.87	10,821		.40		.40		1.86
12/31/2018	62.19	1.13	(5.19)	(4.06)	(1.11)	(4.75)	(5.86)	52.27	(6.43)	8,654		.41		.41		1.80
12/31/2017	54.43	1.00	11.68	12.68	(1.02)	(3.90)	(4.92)	62.19	23.57	7,688		.42		.42		1.68
12/31/2016	50.70	.99	5.41	6.40	(.97)	(1.70)	(2.67)	54.43	12.77	8,424		.41		.41		1.88
Class F-3:
12/31/2020	62.00	1.08	8.03	9.11	(1.22)	(.78)	(2.00)	69.11	15.32	8,288		.29		.29		1.81
12/31/2019	52.27	1.17	13.29	14.46	(1.12)	(3.61)	(4.73)	62.00	28.01	7,595		.30		.30		1.97
12/31/2018	62.19	1.19	(5.19)	(4.00)	(1.17)	(4.75)	(5.92)	52.27	(6.34)	5,448		.31		.31		1.89
12/31/2017[7,11]	56.55	1.11	9.52	10.63	(1.09)	(3.90)	(4.99)	62.19	19.08 [9]	5,541		.31	[10]	.31	[10]	1.96	[10]
Class 529-A:
12/31/2020	61.92	.86	8.02	8.88	(1.00)	(.78)	(1.78)	69.02	14.88	3,219		.65		.65		1.43
12/31/2019	52.21	.94	13.28	14.22	(.90)	(3.61)	(4.51)	61.92	27.53	2,810		.67		.67		1.60
12/31/2018	62.12	.96	(5.18)	(4.22)	(.94)	(4.75)	(5.69)	52.21	(6.68)	2,304		.67		.67		1.53
12/31/2017	54.37	.88	11.64	12.52	(.87)	(3.90)	(4.77)	62.12	23.28	2,533		.67		.67		1.47
12/31/2016	50.65	.83	5.42	6.25	(.83)	(1.70)	(2.53)	54.37	12.44	1,995		.69		.69		1.60

See end of table for footnotes.

26	Fundamental Investors

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class 529-C:
12/31/2020	$61.90	$.46	$8.03	$8.49	$(.52)	$(.78)	$(1.30)	$69.09	14.05%		$144		1.40%		1.40%		.78%
12/31/2019	52.19	.50	13.27	13.77	(.45)	(3.61)	(4.06)	61.90	26.59		350		1.41		1.41		.84
12/31/2018	62.08	.48	(5.18)	(4.70)	(.44)	(4.75)	(5.19)	52.19	(7.39)		340		1.43		1.43		.76
12/31/2017	54.31	.41	11.62	12.03	(.36)	(3.90)	(4.26)	62.08	22.32		430		1.45		1.45		.69
12/31/2016	50.60	.42	5.41	5.83	(.42)	(1.70)	(2.12)	54.31	11.57		479		1.47		1.47		.82
Class 529-E:
12/31/2020	61.85	.73	8.03	8.76	(.87)	(.78)	(1.65)	68.96	14.65		96		.87		.87		1.23
12/31/2019	52.16	.81	13.26	14.07	(.77)	(3.61)	(4.38)	61.85	27.24		94		.89		.89		1.37
12/31/2018	62.06	.81	(5.17)	(4.36)	(.79)	(4.75)	(5.54)	52.16	(6.88)		82		.90		.90		1.29
12/31/2017	54.33	.74	11.62	12.36	(.73)	(3.90)	(4.63)	62.06	22.97		93		.91		.91		1.24
12/31/2016	50.61	.71	5.41	6.12	(.70)	(1.70)	(2.40)	54.33	12.20		80		.93		.93		1.36
Class 529-T:
12/31/2020	62.02	1.00	8.04	9.04	(1.15)	(.78)	(1.93)	69.13	15.17	[5]	—	[6]	.41	[5]	.41	[5]	1.68	[5]
12/31/2019	52.28	1.09	13.31	14.40	(1.05)	(3.61)	(4.66)	62.02	27.86	[5]	—	[6]	.42	[5]	.42	[5]	1.85	[5]
12/31/2018	62.20	1.10	(5.18)	(4.08)	(1.09)	(4.75)	(5.84)	52.28	(6.46)[5]		—	[6]	.44	[5]	.44	[5]	1.76	[5]
12/31/2017[7,8]	57.85	.78	8.30	9.08	(.83)	(3.90)	(4.73)	62.20	15.90	[5,9]	—	[6]	.45	[5,10]	.45	[5,10]	1.75	[5,10]
Class 529-F-1:
12/31/2020	61.85	.97	8.05	9.02	(1.14)	(.78)	(1.92)	68.95	15.19	[5]	—	[6]	.42	[5]	.42	[5]	1.66	[5]
12/31/2019	52.15	1.08	13.27	14.35	(1.04)	(3.61)	(4.65)	61.85	27.84		196		.43		.43		1.83
12/31/2018	62.07	1.10	(5.19)	(4.09)	(1.08)	(4.75)	(5.83)	52.15	(6.48)		149		.44		.44		1.76
12/31/2017	54.34	1.01	11.62	12.63	(1.00)	(3.90)	(4.90)	62.07	23.53		137		.45		.45		1.69
12/31/2016	50.62	.94	5.42	6.36	(.94)	(1.70)	(2.64)	54.34	12.71		98		.48		.48		1.82
Class 529-F-2:
12/31/2020[7,12]	59.63	.19	9.87	10.06	(.55)	—	(.55)	69.14	16.87	[9]	231		.07	[9]	.07	[9]	.29	[9]
Class 529-F-3:
12/31/2020[7,12]	59.63	.20	9.86	10.06	(.56)	—	(.56)	69.13	16.88	[9]	—	[6]	.09	[9]	.06	[9]	.30	[9]
Class R-1:
12/31/2020	61.65	.42	8.02	8.44	(.54)	(.78)	(1.32)	68.77	14.05		113		1.39		1.39		.71
12/31/2019	52.00	.50	13.23	13.73	(.47)	(3.61)	(4.08)	61.65	26.60		132		1.40		1.40		.86
12/31/2018	61.88	.49	(5.16)	(4.67)	(.46)	(4.75)	(5.21)	52.00	(7.38)		128		1.41		1.41		.78
12/31/2017	54.18	.44	11.59	12.03	(.43)	(3.90)	(4.33)	61.88	22.37		160		1.41		1.41		.74
12/31/2016	50.49	.45	5.39	5.84	(.45)	(1.70)	(2.15)	54.18	11.65		145		1.41		1.41		.88

See end of table for footnotes.

Fundamental Investors	27

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimburse- ments[4]	Ratio of expenses to average net assets after reimburse- ments[3,4]	Ratio of net income to average net assets[3]
Class R-2:
12/31/2020	$61.61	$.43	$8.01	$8.44	$(.57)	$(.78)	$(1.35)	$68.70	14.06%	$729	1.38%	1.38%	.72%
12/31/2019	51.97	.51	13.22	13.73	(.48)	(3.61)	(4.09)	61.61	26.62	734	1.40	1.40	.87
12/31/2018	61.86	.49	(5.15)	(4.66)	(.48)	(4.75)	(5.23)	51.97	(7.37)	658	1.41	1.41	.79
12/31/2017	54.16	.44	11.59	12.03	(.43)	(3.90)	(4.33)	61.86	22.39	797	1.40	1.40	.74
12/31/2016	50.47	.46	5.39	5.85	(.46)	(1.70)	(2.16)	54.16	11.65	744	1.39	1.39	.89
Class R-2E:
12/31/2020	61.67	.60	8.01	8.61	(.75)	(.78)	(1.53)	68.75	14.39	99	1.08	1.08	1.01
12/31/2019	52.02	.69	13.23	13.92	(.66)	(3.61)	(4.27)	61.67	26.99	91	1.09	1.09	1.17
12/31/2018	61.92	.69	(5.16)	(4.47)	(.68)	(4.75)	(5.43)	52.02	(7.08)	65	1.11	1.11	1.10
12/31/2017	54.24	.64	11.58	12.22	(.64)	(3.90)	(4.54)	61.92	22.74	56	1.10	1.10	1.06
12/31/2016	50.56	.66	5.38	6.04	(.66)	(1.70)	(2.36)	54.24	12.04	20	1.10	1.10	1.26
Class R-3:
12/31/2020	61.84	.70	8.03	8.73	(.83)	(.78)	(1.61)	68.96	14.58	1,851	.93	.93	1.17
12/31/2019	52.15	.77	13.27	14.04	(.74)	(3.61)	(4.35)	61.84	27.17	1,986	.94	.94	1.31
12/31/2018	62.05	.78	(5.18)	(4.40)	(.75)	(4.75)	(5.50)	52.15	(6.95)	1,880	.96	.96	1.24
12/31/2017	54.31	.71	11.63	12.34	(.70)	(3.90)	(4.60)	62.05	22.93	2,360	.95	.95	1.19
12/31/2016	50.60	.69	5.41	6.10	(.69)	(1.70)	(2.39)	54.31	12.15	2,181	.96	.96	1.33
Class R-4:
12/31/2020	61.87	.88	8.01	8.89	(1.01)	(.78)	(1.79)	68.97	14.92	1,847	.63	.63	1.47
12/31/2019	52.17	.95	13.28	14.23	(.92)	(3.61)	(4.53)	61.87	27.57	1,970	.64	.64	1.62
12/31/2018	62.07	.96	(5.17)	(4.21)	(.94)	(4.75)	(5.69)	52.17	(6.65)	1,879	.65	.65	1.54
12/31/2017	54.33	.89	11.63	12.52	(.88)	(3.90)	(4.78)	62.07	23.30	2,523	.65	.65	1.49
12/31/2016	50.62	.85	5.40	6.25	(.84)	(1.70)	(2.54)	54.33	12.47	2,318	.66	.66	1.63
Class R-5E:
12/31/2020	61.90	.99	8.02	9.01	(1.14)	(.78)	(1.92)	68.99	15.14	418	.43	.43	1.67
12/31/2019	52.19	1.09	13.28	14.37	(1.05)	(3.61)	(4.66)	61.90	27.85	379	.43	.43	1.84
12/31/2018	62.12	1.14	(5.22)	(4.08)	(1.10)	(4.75)	(5.85)	52.19	(6.45)	255	.45	.45	1.86
12/31/2017	54.38	1.02	11.64	12.66	(1.02)	(3.90)	(4.92)	62.12	23.54	16	.44	.44	1.70
12/31/2016	50.69	1.03	5.30	6.33	(.94)	(1.70)	(2.64)	54.38	12.62	10	.57	.57	1.99
Class R-5:
12/31/2020	62.08	1.06	8.03	9.09	(1.20)	(.78)	(1.98)	69.19	15.25	1,253	.33	.33	1.77
12/31/2019	52.33	1.13	13.33	14.46	(1.10)	(3.61)	(4.71)	62.08	27.95	1,354	.34	.34	1.91
12/31/2018	62.25	1.16	(5.19)	(4.03)	(1.14)	(4.75)	(5.89)	52.33	(6.37)	1,326	.35	.35	1.84
12/31/2017	54.47	1.07	11.67	12.74	(1.06)	(3.90)	(4.96)	62.25	23.68	2,041	.35	.35	1.79
12/31/2016	50.74	1.00	5.43	6.43	(1.00)	(1.70)	(2.70)	54.47	12.81	1,800	.35	.35	1.93
Class R-6:
12/31/2020	62.04	1.08	8.03	9.11	(1.23)	(.78)	(2.01)	69.14	15.30	21,200	.28	.28	1.80
12/31/2019	52.30	1.17	13.31	14.48	(1.13)	(3.61)	(4.74)	62.04	28.01	18,458	.29	.29	1.98
12/31/2018	62.22	1.19	(5.19)	(4.00)	(1.17)	(4.75)	(5.92)	52.30	(6.33)	13,670	.30	.30	1.90
12/31/2017	54.45	1.10	11.66	12.76	(1.09)	(3.90)	(4.99)	62.22	23.72	12,701	.30	.30	1.84
12/31/2016	50.72	1.04	5.42	6.46	(1.03)	(1.70)	(2.73)	54.45	12.88	8,948	.31	.31	1.99

	Year ended December 31,
	2020	2019	2018	2017	2016
Portfolio turnover rate for all share classes[13]	48%	40%	34%	29%	24%

28	Fundamental Investors

Financial highlights (continued)

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During one of the periods shown, CRMC reimbursed a portion of transfer agent services fees for certain share classes.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class T and 529-T shares began investment operations on April 7, 2017.
[9]	Not annualized.
[10]	Annualized.
[11]	Class F-3 shares began investment operations on January 27, 2017.
[12]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[13]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

See notes to financial statements.

Fundamental Investors	29

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American Funds Fundamental Investors:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Fundamental Investors, the portfolio constituting the American Funds Fundamental Investors (the “Fund”), as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California
February 11, 2021

We have served as the auditor of one or more American Funds investment companies since 1956.

30	Fundamental Investors

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2020, through December 31, 2020).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fundamental Investors	31

Expense example (continued)

	Beginning account value 7/1/2020	Ending account value 12/31/2020	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,218.98	$3.41	.61%
Class A – assumed 5% return	1,000.00	1,022.13	3.11	.61
Class C – actual return	1,000.00	1,214.27	7.53	1.35
Class C – assumed 5% return	1,000.00	1,018.40	6.87	1.35
Class T – actual return	1,000.00	1,220.38	1.96	.35
Class T – assumed 5% return	1,000.00	1,023.44	1.79	.35
Class F-1 – actual return	1,000.00	1,218.72	3.64	.65
Class F-1 – assumed 5% return	1,000.00	1,021.93	3.31	.65
Class F-2 – actual return	1,000.00	1,220.28	2.13	.38
Class F-2 – assumed 5% return	1,000.00	1,023.29	1.94	.38
Class F-3 – actual return	1,000.00	1,221.04	1.62	.29
Class F-3 – assumed 5% return	1,000.00	1,023.74	1.48	.29
Class 529-A – actual return	1,000.00	1,218.62	3.63	.65
Class 529-A – assumed 5% return	1,000.00	1,021.93	3.31	.65
Class 529-C – actual return	1,000.00	1,214.19	7.70	1.38
Class 529-C – assumed 5% return	1,000.00	1,018.25	7.02	1.38
Class 529-E – actual return	1,000.00	1,217.35	4.81	.86
Class 529-E – assumed 5% return	1,000.00	1,020.87	4.38	.86
Class 529-T – actual return	1,000.00	1,220.21	2.29	.41
Class 529-T – assumed 5% return	1,000.00	1,023.14	2.09	.41
Class 529-F-1 – actual return	1,000.00	1,220.48	2.29	.41
Class 529-F-1 – assumed 5% return	1,000.00	1,023.14	2.09	.41
Class 529-F-2 – actual return†	1,000.00	1,220.32	.74	.40
Class 529-F-2 – assumed 5% return†	1,000.00	1,023.19	2.04	.40
Class 529-F-3 – actual return†	1,000.00	1,220.56	.65	.35
Class 529-F-3 – assumed 5% return†	1,000.00	1,023.44	1.79	.35
Class R-1 – actual return	1,000.00	1,214.13	7.70	1.38
Class R-1 – assumed 5% return	1,000.00	1,018.25	7.02	1.38
Class R-2 – actual return	1,000.00	1,214.34	7.59	1.36
Class R-2 – assumed 5% return	1,000.00	1,018.35	6.92	1.36
Class R-2E – actual return	1,000.00	1,216.05	5.98	1.07
Class R-2E – assumed 5% return	1,000.00	1,019.81	5.45	1.07
Class R-3 – actual return	1,000.00	1,216.94	5.14	.92
Class R-3 – assumed 5% return	1,000.00	1,020.57	4.69	.92
Class R-4 – actual return	1,000.00	1,218.77	3.47	.62
Class R-4 – assumed 5% return	1,000.00	1,022.08	3.16	.62
Class R-5E – actual return	1,000.00	1,220.16	2.35	.42
Class R-5E – assumed 5% return	1,000.00	1,023.09	2.14	.42
Class R-5 – actual return	1,000.00	1,220.51	1.85	.33
Class R-5 – assumed 5% return	1,000.00	1,023.54	1.68	.33
Class R-6 – actual return	1,000.00	1,220.74	1.57	.28
Class R-6 – assumed 5% return	1,000.00	1,023.79	1.43	.28

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
†	The period for the “annualized expense ratio” and “actual return” line is based on the number of days since the share class began investment operations on October 30, 2020. The “assumed 5% return” line is based on 184 days.

32	Fundamental Investors

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2020:

Long-term capital gains	$1,478,428,000
Qualified dividend income	100%
Section 163(j) interest dividends	$8,587,000
Corporate dividends received deduction	$1,488,451,000
U.S. government income that may be exempt from state taxation	$8,349,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2021, to determine the calendar year amounts to be included on their 2020 tax returns. Shareholders should consult their tax advisors.

Fundamental Investors	33

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the continuation of the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through November 30, 2021. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account their interaction with CRMC as well as information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel with respect to the matters considered. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management (the manner in which the fund’s assets are managed, including liquidity management), financial investment operations, compliance, trading, proxy voting, shareholder communications, and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board considered the risks assumed by CRMC in providing services to the fund, including operational, business, financial, reputational, regulatory and litigation risks. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes over various periods (including the fund’s lifetime) through March 31, 2020. They generally placed greater emphasis on longer term periods. On the basis of this evaluation and the board’s and the committee’s ongoing review of investment results, and considering the relative market conditions during certain of the reporting periods, the board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses are competitive with those of other similar funds included in the comparable Lipper category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, as well as the risks assumed by the adviser, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

34	Fundamental Investors

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that through December 31, 2018, CRMC benefited from research obtained with commissions from portfolio transactions made on behalf of the fund, and since that time has undertaken to bear the cost of obtaining such research. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its track record of investing in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and CRMC’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Fundamental Investors	35

Liquidity Risk Management Program

The fund has adopted a liquidity risk management program (the “program”). The fund’s board has designated Capital Research and Management Company (“CRMC”) as the administrator of the program. Personnel of CRMC or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Capital Group Liquidity Risk Management Committee.

Under the program, CRMC manages the fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. This risk is managed by monitoring the degree of liquidity of the fund’s investments, limiting the amount of the fund’s illiquid investments, and utilizing various risk management tools and facilities available to the fund for meeting shareholder redemptions, among other means. CRMC’s process of determining the degree of liquidity of the fund’s investments is supported by one or more third-party liquidity assessment vendors.

The fund’s board reviewed a report prepared by CRMC regarding the operation and effectiveness of the program for the period October 1, 2019, through September 30, 2020. No significant liquidity events impacting the fund were noted in the report. In addition, CRMC provided its assessment that the program had been effective in managing the fund’s liquidity risk.

36	Fundamental Investors

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Joseph C. Berenato, 1946	2003	Former Chairman and CEO, Ducommun Incorporated (aerospace components manufacturer)	15	None
Joseph J. Bonner, 1955	2019	President and CEO, Solana Beach Capital LLC (real estate advisory); Global Head of Real Estate, Board Member, The Interlink Group (private merchant bank)	3	Extra Space Storage
Mary Anne Dolan, 1947 Chairman of the Board (Independent and Non-Executive)	2010	Founder and President, MAD Ink (communications company); former Editor-in-Chief, The Los Angeles Herald Examiner (retired 1989)	10	None
John G. Freund, MD, 1953	2010	Founder and Managing Director, Skyline Ventures (a venture capital investor in health care companies)	6	Collegium Pharmaceutical, Inc.; SI - Bone, Inc.; Sutro Biopharma, Inc.
Yvonne L. Greenstreet, 1962	2019	Chief Operating Officer, Alnylam Pharmaceuticals; Founder and former Managing Director, Highgate LLC (consulting)	3	Pacira, Inc. (pharmaceuticals)
Linda Griego, 1947	2015	Former President and CEO, Griego Enterprises, Inc. (business management company)	7	ViacomCBS Inc.
Leonade D. Jones, 1947	1998	Retired; former Treasurer, The Washington Post Company (retired 1996)	10	None
Sharon I. Meers, 1965	2017	Former Senior Director, Head of Strategic Partnerships, eBay Enterprise	3	None
Kenneth M. Simril, 1965	2016	President and CEO, SCI Ingredients Holdings, Inc. (food manufacturing)	7	At Home Group, Inc.
Christopher E. Stone, 1956	2010	Professor of Practice of Public Integrity, University of Oxford, Blavatnik School of Government; former President, Open Society Foundations	9	None

Interested trustees5,6

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Brady L. Enright, 1967 Co-President	2015	Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company[7]; Director, The Capital Group Companies, Inc.	3	None
Anne-Marie Peterson, 1972	2019	Partner — Capital World Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]	3	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 38 for footnotes.

Fundamental Investors	37

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Mark L. Casey, 1970 Co-President	2008	Partner — Capital International Investors, Capital Research and Management Company
Paul F. Roye, 1953 Executive Vice President	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Director, Capital Research and Management Company
Julian N. Abdey, 1972 Senior Vice President	2019	Partner — Capital International Investors, Capital Research and Management Company
Paul Benjamin, 1979 Senior Vice President	2020	Partner — Capital World Investors, Capital Research and Management Company; Director, Capital Strategy Research, Inc.[7]
Mathews Cherian, 1967 Senior Vice President	2018	Partner — Capital World Investors, Capital Research and Management Company
Irfan M. Furniturewala, 1971 Senior Vice President	2020	Partner — Capital International Investors, Capital Research and Management Company
Dina N. Perry, 1945 Senior Vice President	1994	Partner — Capital World Investors, Capital Research and Management Company
Walt Burkley, 1966 Vice President	2010	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Director, Capital Research Company[7]; Director, Capital Research and Management Company
Michael W. Stockton, 1967 Secretary	2014	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Hong T. Le, 1978 Treasurer	2018	Vice President — Investment Operations, Capital Research and Management Company
Julie E. Lawton, 1973 Assistant Secretary	2010	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company; Secretary, Capital Research Company[7]
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President — Investment Operations, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2016-2018, 2020	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

38	Fundamental Investors

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Fundamental Investors	39

Office of the fund

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Counsel

Dechert LLP
One Bush Street, Suite 1600
San Francisco, CA 94104-4446

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1000
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

40	Fundamental Investors

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

Fundamental Investors files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of Fundamental Investors, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2021, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The Standard & Poor’s 500 Composite Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2021 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 28 years of investment industry experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes
Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods.[2] Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Investment industry experience as of December 31, 2019.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2019. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results as of December 31, 2019. Fifteen of the 17 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation below 0.2. Standard & Poor’s 500 Composite Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 65% of the time, based on the 20-year period ended December 31, 2019, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Linda Griego, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

FI

Registrant:

a) Audit Fees:
Audit	2019	97,000
	2020	206,000

b) Audit-Related Fees:
	2019	21,000
	2020	19,000

c) Tax Fees:
	2019	14,000
	2020	18,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2019	None
	2020	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2019	1,812,000
	2020	1,477,000
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:

	2019	46,000
	2020	40,000
	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2019	2,000
	2020	None
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

	Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,896,000 for fiscal year 2019 and $1,554,000 for fiscal year 2020. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS FUNDAMENTAL INVESTORS

By __/s/ Walter R. Burkley________________
Walter R. Burkley, Principal Executive Officer

Date: February 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Walter R. Burkley_____________
Walter R. Burkley, Principal Executive Officer

Date: February 26, 2021

By ___/s/ Hong T. Le__________________
Hong T. Le, Treasurer and Principal Financial Officer

Date: February 26, 2021